The PNC Financial Services Group, Inc. Second Quarter 2009 Earnings Conference Call July 23, 2009 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2008 Form 10-K and first quarter 2009 Form 10-Q, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings (accessible on the SEC’s website at
www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we may refer to adjusted results to help illustrate the impact of certain types of items.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Key Take-Aways from 2Q09
Results demonstrate resiliency of our business model
Transitioning the balance sheet – increased capital and
maintained strong liquidity
Credit quality deterioration continued along with the
broader economy – continued to build loan loss reserves
Businesses performing well across the franchise;
capturing market share throughout the footprint
Integration of National City on track – benefits exceeding
original expectations
Despite the Environment, PNC Is Focused on Delivering Value. Despite the Environment, PNC Is Focused on Delivering Value.

2Q09 Performance Overview
- .19 Special FDIC assessment
.11 .26 Declared preferred dividends including TARP
.08 .20 Integration costs
EPS impact of:
$530 $207
Net income, millions
$.14
2Q09
$1.03
1Q09
Reported earnings per diluted common share
Credit quality deterioration continued; increased loan loss reserves
Our business model is working
Maintained strong liquidity and improved capital positions
Solid performance driven by diverse revenue streams and well-controlled expenses
2Q09 earnings summary

Noninterest income
Net interest income
Noninterest income
Net interest income

PNC

Diverse Revenue Streams Less
Well Controlled Expenses Exceed Credit Costs
PNC Is Recognized for Our Ability to Create Positive Operating PNC Is Recognized for Our Ability to Create Positive Operating
Leverage in Anticipation of Increased Credit Costs. Leverage in Anticipation of Increased Credit Costs.
Fund
servicing
$193
Asset
mgmnt
$208
Consumer
services
$329
Corporate
services
$264
Residential
mortgage
$245
Deposit
service
charges
$242
2Q09 - Noninterest income categories in millions
$4.0
$2.7
$1.3
$1.1
Revenue
Expense
Pretax pre-provision earnings
1
Provision
(1) Total revenue less noninterest expense. Further information is provided in the Appendix.
11%
11%
18%
14%
15%
13%
Other
$324
18%
$7.9
$5.0
$2.9
$2.0
Three months ended Six months ended
June 30
45%
2Q09
noninterest
income
$1.8B
(billions)

Loan Portfolio
$59.8
Commercial
Commercial
real estate
2Q09
Total
loans
$165
Home equity
Residential
real estate
Impaired
1
Equipment
leasing
$32.9
$15.6
$12.5
$6.1
$22.9
Information in billions except percentages. (1) Loans acquired in the National City acquisition and impaired in accordance with AICPA
Statement of Position 03-3 (“SOP 03-3”).  (2) Provision to average loans and net charge-offs to average loans percentages are annualized.
Other
consumer
$15.2
14%
36%
8%
9%
20%
9%
4%
Commercial real estate is 67% project
related and 33% mortgage
Residential real estate is 10% construction
and 90% mortgage
Home equity portfolio is high quality and
performing well
Impaired portfolio marked by 38%
Portfolio highlights
Nonperforming loans increased $1.1
billion, or 36%, versus an increase of $1.3
billion last quarter
Nonperforming loans to total loans
increased to 2.44% from 1.73%
Provision to average loans
2
increased to
2.57% from 2.03%
Net charge-offs to average loans
2
increased to 1.89% from 1.01%
Allowance for loan and lease losses to total
loans increased to 2.77% from 2.51%
2Q09 vs. 1Q09

Credit Quality Deterioration Continued
(1) Net charge-offs to average loans percentages are annualized.  (2) Loans acquired in the National City acquisition and impaired in accordance with AICPA Statement of Position 03-3 (“SOP 03-3”).
$12.7 $12.5 Carrying value
$21.0 $20.0 Outstanding balance
Impaired loans
2
Net charge-offs to average loans
1
.65% 1.68% Consumer lending
1.27% 2.05% Commercial lending
.55% 1.10% NPLs/consumer lending
$.41 $.80 Total consumer
.02 .03 Other consumer
.08 .11 Home equity
$2.54 $3.23 Total commercial NPLs
$.31 $.66 Residential real estate
2.63% 3.52% NPLs/commercial lending
.12 .12 Equipment leasing
1.21 1.45 Commercial
$1.21 $1.66 Commercial real estate
Nonperforming loans
March 31, 2009 June 30, 2009
(billions, except percentages)
Areas of focus
Commercial real
estate
Commercial
- Real estate
related
- Auto industry
Residential real
estate

Strengthening Capital Ratios
9.7%
4Q08 1Q09
4.8%
4.9%
4Q08 1Q09
Tier 1 common ratio Tier 1 risk-based ratio
5.3%
1
10.0%
10.5%
1
2Q09 2Q09
(1) Estimated.
At-the-market offering
increased Tier 1
common by
approximately $625
million
Current capital ratios
exceed end of period
stress test
requirements
Stress test-related
capital plan accepted
by regulators
2Q09 Highlights

PNC’s Framework for Success
0.53%
$500 million
43%
2.3%
87%
Six months ended
June 30, 2009
1.30%+
$1.2 billion
>50%
0.3%-0.5%
80%-90%
Target
Execute on and deliver the PNC
business model
Return on
average assets
Key Metrics Action Plans
Loan to
deposit ratio
Maximize credit portfolio value
Reposition deposit gathering strategies
Provision to
average loans
(annualized)
Focus “front door” on risk-adjusted
returns
Leverage “back door” credit liquidation
capabilities
Noninterest
income/total
revenue
Reduce dependence on credit leverage
Focus on cross selling PNC’s deep
product offerings
Integration
cost savings
(annualized)
Capitalize on integration opportunities
Emphasize continuous improvement
culture
Executing our
strategies
PNC Business
Model
Staying core
funded
Returning to a
moderate risk
profile
Growing high
quality, diverse
revenue
streams
Creating
positive
operating
leverage

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
Leveraging PNC’s business model delivered solid
results
The National City integration is on track and the
benefits are expected to exceed original
estimates
PNC is well-positioned to deliver greater
shareholder value as the economy recovers

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.
It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-
looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-
looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2008 Form 10-K and first quarter 2009 Form 10-Q, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this news release or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
•Changes in interest rates and valuations in the debt, equity and other financial markets.
•Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
•Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
•Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
•Changes in levels of unemployment.
•Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
•A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting.  These statements are based on our current expectations that interest rates will remain low through 2009 with continued wide market credit spreads, and our view that national economic trends currently point to a continuation of severe recessionary conditions in 2009 followed by a subdued recovery in 2010.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
• Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
• Changes resulting from legislative and regulatory responses to the current economic and financial industry environment, including current and future conditions or restrictions imposed as a result of our participation in the TARP Capital Purchase Program.
• Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
• Increased litigation risk from recent regulatory and other governmental developments.
• Unfavorable resolution of legal proceedings or regulatory and other governmental inquiries.
• The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
• Changes in accounting policies and principles.
Our issuance of securities to the US Department of the Treasury may limit our ability to return capital to our shareholders and is dilutive to our common shares.  If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.  This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our recent acquisition of National City Corporation (“National City”) presents us with a number of risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC.  These risks and uncertainties include the following:
The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
• Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently.  Specifically, we may incur more credit losses from National City’s loan portfolio than expected.
Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
Litigation and governmental investigations currently pending against National City, as well as others that may be filed or commenced relating to
National City’s business and activities before the acquisition, could adversely impact our financial results.
Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule. The integration of National City’s business and operations into PNC, which will include conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses.  PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction has resulted in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies.  Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
Six months ended
March 31, 2009 June 30, 2009 June 30, 2009
in millions
Total revenue $3,871 $3,987 $7,858
Noninterest expense 2,328                 2,658                  4,986
Pretax pre-provision earnings $1,543 $1,329 $2,872
Three months ended
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate ability to provide for credit costs through operations.
Three months ended, in millions
June 30, 2009
Net income $207
After-tax impact of:
Special FDIC assessment 86
Integration costs 91
Net income excluding selected items $384
Three months ended June 30, 2009
Earnings per diluted share $.14
EPS impact of:
Special FDIC assessment .19
Integration costs .20
EPS excluding selected items $.53
PNC believes that information adjusted for the impact of these items may be useful due to the extent to which the items are not indicative of our ongoing operations.